SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2)
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                 MICROMUSE INC.
________________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)


________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No Fee Required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1.    Title of each class of securities to which transaction applies:

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      2.    Aggregate number of securities to which transaction applies:

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      3.    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------

      4.    Proposed maximum aggregate value transaction:

            --------------------------------------------------------------------

      5.    Total fee paid:

            --------------------------------------------------------------------

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

      1.    Amount previously paid:

            --------------------------------------------------------------------

      2.    Form, Schedule or Registration Statement No.:

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      3.    Filing Party:

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      4.    Date Filed:

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

                              [MICROMUSE INC. LOGO]

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                           To Be Held December 5, 2000

To Our Stockholders:

      A Special Meeting of the Stockholders (the "Meeting") of Micromuse Inc. (the "Corporation") will be held on Tuesday, December 5, 2000 at 10:00 a.m. local time, at the executive office of the Corporation, 139 Townsend Street, Mezzanine Meeting Room, San Francisco, California 94107. The purpose of the Meeting is to consider and take action upon the following proposals recommended by the Board of Directors:

      (1) to amend the Corporation's Restated Certificate of Incorporation ("Restated Certificate") to increase the number of the Corporation's authorized common stock from 60 million shares to 200 million shares ("Proposal One");

      (2) to amend Article X of the Corporation's Restated Certificate to allow future amendments to the Restated Certificate in the manner prescribed by the General Corporation Law of the State of Delaware, instead of its current requirement of a supermajority (75%) approval of the stockholders of the Corporation in order to amend the Restated Certificate ("Proposal Two") (Proposal One and Proposal Two, collectively, the "Proposals");

and to transact such other business as may properly come before the Meeting and any adjournment or postponement thereof.

      The transfer books of the Corporation will not be closed prior to the Meeting but, pursuant to appropriate action by the Board of Directors, the record date for determination of the stockholders entitled to notice of and vote at the Meeting is October 26, 2000.

      It is important that you use this opportunity to take part in the affairs of your Corporation by voting on the business to come before this meeting. Whether or not you expect to attend the meeting, please complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope so that your shares may be represented at the meeting.

      The proxy card should be returned to the offices of Micromuse Inc., 139 Townsend Street, San Francisco, California 94107, not later than 10 a.m. on Monday, December 4, 2000, being 24 hours prior to the time fixed for the Meeting. Returning the proxy card does not deprive you of your right to attend the meeting and to vote your shares in person.

      This Notice, the Proxy and Proxy Statement enclosed herewith are sent to you by order of the Board of Directors.

                                    Sincerely,


                                    Gregory Brown
                                    Chairman and Chief Executive Officer

San Francisco, California
November 3, 2000

                                 MICROMUSE INC.

                            ------------------------

                                 PROXY STATEMENT

      The enclosed proxy is solicited by the Board of Directors of Micromuse Inc. (the "Corporation") for use at the Special Meeting of the Stockholders (the "Meeting") to be held on Tuesday, December 5, 2000 at 10:00 a.m. local time, at the executive office of the Corporation, 139 Townsend Street, Mezzanine Meeting Room, San Francisco, California 94107, and any adjournment thereof. The mailing address of the executive office of the Corporation is 139 Townsend Street, San Francisco, California 94107. This Proxy Statement and the enclosed proxy were first furnished to stockholders of the Corporation on or about November 7, 2000.

VOTING RIGHTS AND SOLICITATION

      The representation in person or by proxy of a majority of the outstanding shares entitled to vote at the Meeting is necessary to provide a quorum for the transaction of business at the Meeting, and a supermajority of the outstanding shares entitled to vote at the Meeting is necessary to approve each of the Proposals. Shares can only be voted if the stockholder is present in person or is represented by returning a properly signed proxy. Each stockholder's vote is very important. Whether or not you plan to attend the Meeting in person, please sign and promptly return the enclosed proxy card, which requires no postage if mailed in the United States. All signed and returned proxies will be counted towards establishing a quorum for the Meeting, regardless of how the shares are voted.

      Shares represented by proxy will be voted in accordance with your instructions. You may specify your choices by marking the appropriate box on the proxy card. You may vote (i) "FOR" one or both of the Proposals, (ii) "AGAINST" one or both of the Proposals or (iii) "ABSTAIN" from voting on one or both of the Proposals. An abstention or withholding authority to vote will be counted as present for determining whether the quorum requirement is satisfied. With respect to the required vote on the Proposals, abstentions will be treated as shares present and entitled to vote, and for purposes of determining the outcome of the vote on the Proposals, have the same effect as a vote against the Proposals. A broker "non-vote" occurs when a nominee holding shares for a beneficial holder does not have discretionary voting power and does not receive voting instructions from the beneficial owner. Broker "non-votes" will be counted toward the quorum requirement, but will not be counted as votes cast on the Proposals.

      Proposal One, to amend the Corporation's Restated Certificate to increase the authorized number of shares of common stock of the Corporation ("Common Stock"), requires for approval the affirmative vote of seventy-five percent (75%) of the Corporation's outstanding Common Stock entitled to vote at the Meeting. Broker "non-votes" on Proposal One will have the effect of a vote against Proposal One.

      Proposal Two, to amend Article X of the Corporation's Restated Certificate, requires for approval the affirmative vote of seventy-five percent (75%) of the Corporation's outstanding Common Stock entitled to vote at the Meeting. Broker "non-votes" on Proposal Two will have the effect of a vote against Proposal Two.

      A stockholder who returns a proxy may revoke it at any time before the stockholder's shares are voted at the Meeting (i) by written notice to the Secretary of the Corporation received prior to the Meeting, (ii) by executing and returning a later-dated proxy or (iii) by voting by ballot at the Meeting.

      The outstanding stock of the Corporation entitled to vote as of October 26, 2000, consisted of 35,216,135 shares of Common Stock. Only stockholders of record at the close of business on October 26, 2000 are entitled to vote at the Meeting. Each share is entitled to one vote.

      The entire cost of soliciting proxies will be borne by the Corporation. The Corporation has retained the services of Corporate Investor Communications, Inc. to assist in the solicitation of proxies, who will receive a fee from the Corporation for services rendered of approximately $8,500 plus out-of-pocket expenses. Proxies will be solicited principally through the use of the mails, but, if deemed desirable, may be solicited personally, through the internet or by telephone, telegraph or special letter by officers and regular Micromuse Inc. associates for no additional compensation. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the Corporation's Common Stock, and such persons may be reimbursed for their expenses.

VOTING ELECTRONICALLY VIA THE INTERNET

      If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically over the Internet. A large number of banks and brokerage firms are participating in the ADP Investor

Communication Services online program. This program provides eligible stockholders who receive a paper copy of the annual report and proxy statement the opportunity to vote via the Internet. If your bank or brokerage firm is participating in ADP's program, your voting form will provide instructions. If your voting form does not provide for voting via the internet, please complete and return the paper proxy card in the self-addressed postage-paid envelope provided.

PROPOSAL ONE, TO INCREASE THE NUMBER OF AUTHORIZED COMMON STOCK

      The Board of Directors of the Corporation has approved and recommends that the stockholders approve Proposal One, an amendment to the Corporation's Restated Certificate to increase the authorized number of shares of the Corporation's Common Stock from 60,000,000 shares to 200,000,000 shares. On October 24, 2000, the Corporation announced a conditional 2-for-1 stock split to be effectuated by means of a 100% stock dividend (the "Stock Split"). Currently the number of authorized shares of Common Stock is insufficient to permit the Stock Split. An amendment to the Corporation's Restated Certificate to increase the number of authorized shares of Common Stock is necessary to effectuate the Stock Split. The Board of Directors has determined that an increase of the number of authorized shares of Common Stock to 200,000,000 would be sufficient to effectuate the Stock Split and to provide the Corporation with the flexibility to act in the future with respect to financing programs, acquisitions and other corporate needs, without the delay and expense incidental to obtaining stockholder approval each time an opportunity requiring the issuance of shares may arise.

      On October 26, 2000, the Corporation had 35,216,135 shares of Common Stock issued and outstanding. Also on that date, the Corporation had 10,004,488 shares of Common Stock reserved for issuance under the Corporation's 1997 Stock Option/Stock Issuance Plan, 1,200,000 shares of Common Stock reserved for issuance under the 1998 Non-Officer Stock Option/Stock Issuance Plan and 1,240,000 shares of Common Stock reserved for issuance under the Corporation's 1998 Employee Stock Purchase Plan, and other share amounts reserved for other options, warrants and convertible securities. If Proposal One is approved, after accounting for the Stock Split, approximately 96,046,182 shares will be outstanding or reserved for issuance and approximately 103,953,818 more shares will be authorized and available for future issuance. The Board of Directors believes that this amount of remaining authorized shares will be sufficient to provide the Corporation flexibility to act with respect to its future financing, acquisitions and other corporate needs.

      A stockholder vote against Proposal One, to increase the number of authorized shares of the Corporation's Common Stock, would prevent the Stock Split. Further, the Board of Directors believes that unless the number of authorized shares of Common Stock is increased, the number of authorized shares available for issuance would limit the Corporation's ability to pursue opportunities for future financings, acquisitions, mergers and other transactions. The Corporation may also be limited in its ability to effectuate future stock splits or stock dividends. Although at present the Board of Directors has no other plans, other than the Stock Split, to issue additional shares of Common Stock, it desires to have the additional shares available to provide flexibility to use its capital stock for business and financial purposes in the future. The Board of Directors believes that Proposal One's increase in the authorized shares of Common Stock is necessary to provide the Corporation with the flexibility to pursue the types of opportunities described above without added delay and expense.

      The increase in the authorized number of shares of Common Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change of control of the Company without further action by the stockholders. Shares of authorized and unissued Common Stock could (within the limits imposed by applicable law) be issued in one or more transactions which would make a change in control of the Company more difficult, and therefore less likely. The availability of authorized but unissued shares of Common Stock might also discourage or frustrate a merger, a tender offer for the Corporation's Common Stock or other transactions at a premium over the market price that a stockholder may consider favorable. See Proposal Two for a discussion of the Corporation's other anti-takeover protections.

      The Board of Directors is not aware of any attempt to take control of the Corporation and has not presented Proposal One with the intention that the increase in the authorized shares of Common Stock be used as a type of anti-takeover device. The Board of Directors has reviewed the Corporation's existing anti-takeover protection afforded by its corporate governance provisions and has determined that the effect of such measures is more than is necessary for the best interests of the Corporation and its stockholders. Accordingly, the Board of Directors has proposed Proposal Two to eliminate one such anti-takeover measure in its Restated Certificate. The Board of Directors of the Corporation has submitted Proposal One to stockholder vote in order to have sufficient authorized shares (i) to effectuate the Stock Split, (ii) to cover the number of shares reserved for issuance upon exercise of options and rights under the Corporation's 1997 and 1998 Stock Option/Stock Issuance Plans and 1998 Employee Stock Purchase Plan, (iii) to cover the number of shares that may need to be reserved for issuance upon possible conversion of the Corporation's 5 million shares of authorized preferred stock, and (iv) to have additional shares available for other anticipated corporate needs, such as future financing programs or acquisitions. Although there are no current plans, the Corporation may utilize its additional shares to acquire or invest in strategic businesses or technologies that are complementary to the Corporation.

      The additional shares of Common Stock to be authorized by adoption of Proposal One would have rights identical to the currently outstanding shares of Common Stock of the Corporation. Adoption of Proposal One will not have an immediate affect the rights of the holders of currently outstanding shares of Common Stock. However, to the extent additional authorized shares are issued in the future, they will decrease the existing stockholders' percentage equity ownership and, depending upon the price at which they are issued as compared to the price paid by existing stockholders for their shares, could be dilutive to the existing stockholders.

      Adoption of Proposal One requires the vote of seventy-five percent (75%) of the outstanding shares of the Corporation's Common Stock. Votes, abstentions and broker "non-votes" will be counted as set forth in "VOTING RIGHTS AND SOLICITATION." If Proposal One is approved, the Corporation intends to file the Certificate of Amendment to the Restated Certificate, in the form of which is attached hereto as Appendix A, shortly after the Meeting. The Certificate of Amendment to the Restated Certificate will be effective immediately upon acceptance of filing by the Secretary of the State of Delaware. The Board of Directors would be free to issue Common Stock without further action on the part of the stockholders.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL

PROPOSAL TWO, TO ELIMINATE THE SUPERMAJORITY STOCKHOLDER VOTE REQUIREMENT NECESSARY TO AMEND THE CORPORATION'S RESTATED CERTIFICATE

      The Board of Directors of the Corporation has approved and recommends that the stockholders approve Proposal Two, an amendment to Article X of the Corporation's Restated Certificate to allow future amendments to the Restated Certificate in the manner prescribed by the General Corporation Law of the State of Delaware ("Delaware Law"). Currently, Delaware Law requires a simple majority vote of the outstanding stock entitled to vote and a simple majority of the outstanding stock of each class of stock entitled to vote as a class in order to amend a Certificate of Incorporation. Article X currently requires a vote of at least 75% of the voting power of all of the outstanding shares of capital stock of the Corporation in order to amend, alter or repeal most provisions of the Restated Certificate.

      In the view of the founders of the Corporation at the time of the Corporation's Initial Public Offering, the supermajority voting requirement of
Article X was necessary to encourage continuity and stability in the management team and in their roles on the Board of Directors. Article X was an anti-takeover measure adopted by the Corporation for the purpose of discouraging certain types of transactions that may involve an actual or threatened change of control of the Corporation. The founders are no longer active in the Corporation and are no longer on the Corporation's Board of Directors. The current Board of Directors of the Corporation has determined after due consideration that Article X's supermajority voting requirement is no longer in the best interests of the Corporation or its stockholders. For example, this requirement may potentially impede the Corporation's growth and development by not allowing the flexibility necessary to pursue financing programs, acquisitions and other transactions necessary for the continued success of the Corporation. Further, the Board of Directors has determined that this requirement is unusual for many companies with publicly traded securities and may place the Corporation at a competitive disadvantage in responding quickly and effectively to corporate opportunities that may arise.

      In the view of the current Board of Directors, the elimination of the supermajority requirement will not have a negative material effect on the anti-takeover protection afforded to the Corporation and its stockholders. The Corporation has in place other anti-takeover measures which the Board Directors has determined are sufficient to hinder unsolicited takeover attempts. The authorized but unissued capital stock of the Corporation includes 5 million shares of "blank check" preferred stock. The Board of Directors is authorized to provide for the issuance of such preferred stock in one or more series and to fix the designations, preferences, powers and relative, participating, optional or other rights and restrictions thereof. Accordingly, the Corporation may in the future deter a hostile take-over by issuing a series of preferred stock, without further stockholder approval, to a friendly party that has preferable voting and other rights. The Corporation's Board of Directors is divided into two classes of directors with each class serving a staggered two-year term. The classification of the Board of Directors has the effect of generally requiring at least two annual stockholder meetings, instead of one, to replace a majority of the Board members. The by-laws of the Corporation require notice of proposed stockholder nominations for directors prior to the stockholder meeting at which directors are to be elected. This requirement serves as advance notice of a potential unsolicited proxy contest to replace Board members. In addition, although it is not presented with the intention that it be used as a type of anti-takeover device, Proposal One, if adopted, may have the result of making it more difficult for any person or group of persons, other than the current principal stockholders and management, to acquire control of the Corporation by expanding the ability of the Corporation to issue shares.

      The amended language of Proposal Two shall allow amendments to the Restated Certificate in the manner prescribed by Delaware Law. If Proposal Two is passed by the requisite affirmative vote of the Corporation's stockholders,
Article X of the Restated Certificate shall be amended to read in its entirety as follows:

      "The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Restated Certificate, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation."

      Adoption of Proposal Two also requires the vote of seventy-five percent (75%) of the outstanding shares of the Corporation's Common Stock. Votes, abstentions and broker "non-votes" will be counted as set forth in "VOTING RIGHTS AND SOLICITATION." If Proposal Two is approved, the Corporation intends to file the Certificate of Amendment to the Restated Certificate, in the form of which is attached hereto as Appendix A, shortly after the Meeting. The Certificate of Amendment to the Restated Certificate will be effective immediately upon acceptance of filing by the Secretary of the State of Delaware. Future amendments to the Restated Certificate would be subject only to the stockholder voting requirements prescribed by Delaware Law.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL

OTHER ACTION

      Management is not aware at this time of any other matters that will be presented for action at the Meeting. Should any such matters be presented, the proxies grant power to the proxy holders to vote shares represented by the proxies in the discretion of such proxy holders.

STOCKHOLDER PROPOSALS

      Proposals of stockholders intended to be presented at the 2001 Annual Meeting of Stockholders must be received by the Corporation for inclusion in the Proxy Statement and form of proxy relating to that meeting no later than November 26, 2000 or as otherwise required by the by-laws of the Corporation. Such proposals may be included in next year's proxy statement if they comply with the by-laws of the Corporation and certain rules and regulations promulgated by the Securities and Exchange Commission. The Corporation currently believes that the 2001 Annual Meeting of Stockholders will be held during the last week of January 2001 or the first week of February 2001. Such stockholder proposals should be addressed to Micromuse Inc., 139 Townsend Street, San Francisco, California 94107, Attn: Investor Relations.

SOLICITATION STATEMENT

      The cost of this solicitation of proxies will be borne by the Corporation. The Corporation has retained the services of Corporate Investor Communications, Inc. to assist in the solicitation of proxies, who will receive a fee from the Corporation for services rendered of approximately $8,500 plus out-of-pocket expenses. Brokers, nominees, custodians, and fiduciaries are requested to forward solicitation materials to obtain voting instructions from beneficial owners of stock registered in their names, and the Corporation will reimburse such parties for their reasonable charges and expenses in connection therewith.

                                    By Order of the Board of Directors,


                                    GREGORY BROWN
                                    Chairman and Chief Executive Officer

San Francisco, California
November 3, 2000

                                   APPENDIX A

                            CERTIFICATE OF AMENDMENT
                                       OF
                      RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                                 MICROMUSE INC.

      The undersigned certifies that:

      1. He is the Secretary of Micromuse Inc., a Delaware corporation (the "Corporation").

      2. The Article IV of the Restated Certificate of Incorporation of the Corporation is amended to read in its entirety as follows:

                  "The Corporation is authorized to issue two classes of stock to be designated common stock ('Common Stock') and preferred stock ('Preferred Stock'). The number of shares of Common Stock authorized to be issued is Two Hundred Million (200,000,000), par value $.01 per share, and the number of Preferred Stock authorized to be issued is Five Million (5,000,000), par value $.01 per share.

                  The Preferred Stock may be issued from time to time in one or more series, without further stockholder approval. The Board of Directors is hereby authorized, in the resolution or resolutions adopted by the Board of Directors providing for the issue of any wholly unissued series of Preferred Stock, within the limitations and restrictions stated in the Restated Certificate of Incorporation (the 'Restated Certificate'), to fix or alter the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), the redemption price or prices, and the liquidation preferences of any wholly unissued series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or any of them, and to increase or decrease the number of shares of any series subsequent to the issue of shares of that series, but not below the number of shares of such series then outstanding. In the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series."

      3. The Article X of the Restated Certificate of Incorporation of the Corporation is amended to read in its entirety as follows:

                  "The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Restated Certificate, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation."

      4. The foregoing amendments to the Restated Certificate of Incorporation of the Corporation were duly adopted by the Board of Directors of the Corporation in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware, and approved by a vote of the holders of seventy-five percent (75%) of the shares of the Corporation's common stock at a special meeting of the shareholders of the Corporation, in accordance with the provisions of Sections 242 and 211 of the General Corporation Law of the State of Delaware.

      The undersigned further declares under penalty of perjury under the laws of the State of Delaware, that the matters set forth in this Certificate are true and correct of his own knowledge.

Dated:  _______________, 2000


                                                    ____________________________
                                                    James B. De Golia, Secretary

                                  FORM OF PROXY

                                 MICROMUSE INC.
              139 Townsend Street, San Francisco, California 94107

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              FOR A SPECIAL MEETING OF THE STOCKHOLDERS TO BE HELD
                                DECEMBER 5, 2000

      The undersigned holder of Common Stock, par value $0.01, of Micromuse Inc. (the "Corporation") hereby appoints Gregory Q. Brown and James B. De Golia, and each of them, as proxies, with full power of substitution, to represent and to vote all Common Stock of the Corporation that the undersigned stockholder would be entitled to vote if personally present at a Special Meeting of Stockholders (the "Special Meeting") to be held on Tuesday, December 5, 2000 at 10:00 a.m. pacific standard time, at the Sheraton Palace Hotel, 2 New Montgomery Street, San Francisco, California, 94105, and at any adjournments or postponements thereof, on Proposal One and Proposal Two as the undersigned has specified, and on such other matters as may come before the Special Meeting.

      You are encouraged to specify your choices by marking the appropriate boxes on the reverse side, but you need not mark any boxes if you wish to vote in accordance with the board of director's recommendations. Whether you specify your choices on the reverse side or choose to leave the boxes unmarked, please sign, date and return this card promptly using the enclosed return envelope. If you receive more than one proxy card, please sign, date and return all cards in the enclosed envelope.

      The record date for determination of the stockholders entitled to notice of and vote at the Special Meeting is October 26, 2000.

      THE UNDERSIGNED STOCKHOLDER MAY REVOKE THIS PROXY AT ANY TIME BEFORE IT IS VOTED BY DELIVERING TO THE CORPORATE SECRETARY OF THE COMPANY EITHER A WRITTEN REVOCATION OF THE PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING AT THE SPECIAL MEETING AND VOTING IN PERSON.

                  (Continued and to be signed on reverse side)

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
            Please mark your votes as |X| indicated in this example.

      This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted FOR Proposal One and FOR Proposal Two.

The Board of Directors of the Corporation recommends a vote FOR Proposal One

1. Proposal One. Amend the Restated Certificate of Incorporation of the Corporation to increase the number of authorized shares of common stock from 60 million to 200 million;

         |_| FOR                  |_| AGAINST                |_| ABSTAIN

The Board of Directors of the Corporation recommends a vote FOR Proposal Two

2. Proposal Two. Amend Article X of the Restated Certificate of Incorporation of the Corporation to allow the amendment, alteration or repeal of the Corporation's Restated Certificate of Amendment in the manner now or hereafter prescribed by the General Corporation Law of the State of Delaware.

         |_| FOR                  |_| AGAINST                |_| ABSTAIN

      In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting. If more than one of the proxies listed on the reverse side shall be present at the meeting or any adjournment thereof, the majority of said proxies so present and voting shall exercise all of the powers conferred hereby.

      The undersigned acknowledges receipt of the accompanying Notice of Special Meeting of Stockholders and Proxy Statement. The undersigned stockholder hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such shares and hereby and confirms all that the proxies listed on the reverse side, or either of them, may lawfully do by virtue hereof.


_____________________________       Date: _____________, 2000
        (Signature)


_____________________________       Date: _____________, 2000
 (Signature if Held Jointly)

Note: Please date and sign exactly as your name(s) is (are) shown on the share certificate(s) to which the Proxy applies. When shares are held as joint-tenants, both should sign. When signing as an executor, administrator, trustee, guardian, attorney-in fact or other fiduciary, please give full title as such. When signing as a corporation, please sign in full corporate name by President or other authorized officer. When signing as a partnership, please sign in partnership name by an authorized person.

      Change of Address/Comments on reverse side |_|